UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  March 7, 2007 (March 2, 2007)

SENECA GAMING CORPORATION

(Exact Name of Registrant as Specified in Charter)

Not Applicable	333-117633	54-2122988
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

310 Fourth Street
Niagara Falls, NY (Seneca Nation Territory)	14303
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (716) 299-1100

Not Applicable

(Former name or address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.         Entry Into a Material Definitive Agreement

On March 2, 2007, the Seneca Territory Gaming Corporation (“STGC”) and the Seneca Erie Gaming Corporation (“SEGC”), each wholly-owned subsidiaries of the Seneca Gaming Corporation (the “Corporation”) entered into written leases with the Seneca Nation of Indians, the sole owner of the Corporation (the “Nation”), pursuant to which STGC and SEGC lease from the Nation the land that is currently used in operating the Seneca Allegany Casino on the Nation’s Allegany Territory, and the land on which the Seneca Buffalo Creek Casino is being constructed on the Nation’s Buffalo Creek Territory, respectively.  The written leases memorialize the oral head lease arrangements of STGC and SEGC with the Nation that commenced as of May 1, 2004, and April 1, 2006, respectively.  Consistent with information previously reported by the Corporation with respect to the STGC oral head lease arrangement, STGC’s written agreement with the Nation (the “STGC Head Lease”) provides for a lease payment of $1,326,125 per month for the fiscal year commencing October 1, 2006.  Consistent with information previously reported by the Corporation with respect to the SEGC oral head lease arrangement, SEGC’s written agreement with the Nation (the “SEGC Head Lease”) provides for a lease payment of $1,250,000 per month for the fiscal year commencing October 1, 2006.

The STGC Head Lease and SEGC Head Lease each provide that the lease payments thereunder shall increase by 3% each October 1 going forward.  Lease payment increases are restricted under the terms of the Indenture governing the Corporation’s senior notes. The leases expire on the twenty-first anniversary of the commencement of gaming activities under the Nation’s Compact with the State of New York, unless earlier terminated by the parties.

Copies of the STGC Head Lease and SEGC Head Lease are attached to this Current Report as Exhibits 10.1 and 10.2, respectively.  The agreements are incorporated herein by reference and the foregoing description of the agreements is qualified in its entirety by reference to such Exhibits.

Item 9.01.         Financial Statements and Exhibits.

(d)                                 Exhibits

10.1	Head Lease Agreement between Seneca Territory Gaming Corporation and the Seneca Nation of Indians dated February 28, 2007.

10.2	Head Lease Agreement between Seneca Erie Gaming Corporation and the Seneca Nation of Indians dated February 28, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SENECA GAMING CORPORATION
(Registrant)

Date: March 7, 2007		/s/ Barry W. Brandon
	Name:	Barry W. Brandon
	Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.

10.1*	Head Lease Agreement between Seneca Territory Gaming Corporation and the Seneca Nation of Indians dated February 28, 2007.

10.2*	Head Lease Agreement between Seneca Erie Gaming Corporation and the Seneca Nation of Indians dated February 28, 2007.

*                    Filed herewith